UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 30, 2005


                            ICON INCOME FUND TEN, LLC
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               (Exact Name of Registrant as Specified in Charter)


                          Delaware 000-50654 35-2193184
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                       (State of (Commission (IRS Employer
                           Incorporation) File Number)
                              Identification No.)


                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
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               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On June 30, 2005, ICON Income Fund Ten, LLC, through its wholly-owned subsidiary ICON Premier LLC, executed a Sales Purchase Agreement, Master Lease Agreement and other documents related thereto, in connection with its agreement to lease (Pound Sterling)7,200,000 of bedside entertainment equipment to Premier Telecom Contracts, Ltd. The base term of the lease, which will commence when the last piece of equipment is installed, will be for a term of seven years. The equipment will be installed in hospitals located in the United Kingdom run by the National Health Service, Great Britain's public health care provider.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ICON INCOME FUND TEN, LLC

                                    By: ICON CAPITAL CORP., its Manager



                                    By: /s/ Thomas W. Martin
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Date: July 6, 2005                  Thomas W. Martin
                                    Executive Vice President